EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Arculus System Co., Ltd. (the “Company”) on Form 10-Q for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Jian-Meng Yang, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2025	/s/ Jian-Meng Yang
Jian-Meng Yang
Chief Executive Officer
(Principal Executive Officer) (Principal Financial Officer)